UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.
On May 22, 2024, Recursion Pharmaceuticals, Inc. (the “Company”), executed an engagement letter with PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2024 pursuant to prior authorization from the Audit Committee of our Board of Directors (the “Board”), previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 9, 2024.
During the two most recent fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through May 22, 2024 preceding the engagement of PwC as our independent registered public accounting firm, neither we nor anyone acting on our behalf consulted PwC regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 21, 2024, R. Martin Chavez, Ph.D., Chair of the Board and member of the Audit Committee of the Board, informed the Company that he will no longer stand for re-election to the Board as a Class III Director at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). Mr. Chavez’s decision to no longer stand for re-election did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Chavez will continue in his role as Chair of the Board and member of the Audit Committee of the Board until the expiration of his current term at the 2024 Annual Meeting.
On May 23, 2024, the Board elected Robert Hershberg, M.D., Ph.D. as the Chair of the Board, effective at the 2024 Annual Meeting, and reduced the number of members of the Board from 9 to 8, also effective at the 2024 Annual Meeting.
Item 7.01. Regulation FD Disclosure.
On May 24, 2024, the Company issued a press release announcing the changes to the Board described in Item 5.02 above. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.
The information furnished in this Item 7.01 (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release of Recursion Pharmaceuticals, Inc. dated May 24, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 24, 2024.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Christopher Gibson
Christopher Gibson
Chief Executive Officer